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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 21, 2006


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF FEBRUARY 1, 2006, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE1)


                 Mortgage Asset Securitization Transactions Inc.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                  333-124678               06-1204982
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(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
         Incorporation)              File Number)         Identification Number)

  1285 Avenue of the Americas           10019
       New York, New York


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Registrant's telephone number, including area code: (212) 713-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

Item 2.01. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

               On February 247, 2006, a single series of certificates, entitled MASTR Asset-Backed Securities Trust 2006-HE1, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2006 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as servicer, Wells Fargo Bank, N.A as master servicer and trust administrator (the "Master Servicer" and the "Trust Aministrator"), JPMorgan Chase Bank, National Association as servicer and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of seventeen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class M-10 Certificates", "Class M-11 Certificates", "Class CE Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate Stated Principal Balance of $660,232,251.00 as of February 1, 2006 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to each Assignment and Recognition Agreement, dated February 22, 2006 among UBS Real Estate Securities Inc. ("UBSRES"), the Depositor and Fremont Investment & Loan, First Street Financial, Inc., Novelle Financial Services, National City Mortgage Co., DreamHouse Mortgage Corp., and Equity Financial, Inc. (the "Assignment Agreements"). The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates (the "Publicly Offered Certificates") were sold by the Depositor to UBS Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated February 22, 2005 (the "Underwriting Agreement") between the Depositor and the Underwriter.


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        The Publicly Offered Certificates have the following initial Certificate
Balances and Pass-Through Rates:

                                                         Initial Aggregate
                                                        Certificate Principal
       Designation            Pass-Through Rate               Balance
   ---------------------   -----------------------   ---------------------------
        Class A-1                 Variable               $      291,109,000
        Class A-2                 Variable               $      77,391,000
        Class A-3                 Variable               $      99,533,000
        Class A-4                 Variable               $      37,044,000
        Class M-1                 Variable               $      25,418,000
        Class M-2                 Variable               $      23,108,000
        Class M-3                 Variable               $      14,525,000
        Class M-4                 Variable               $      12,214,000
        Class M-5                 Variable               $      11,554,000
        Class M-6                 Variable               $      10,563,000
        Class M-7                 Variable               $      9,903,000
        Class M-8                 Variable               $      8,913,000
        Class M-9                 Variable               $      7,262,000
        Class M-10                Variable               $      6,932,000
        Class M-11                Variable               $      6,602,000


        The Certificates, other than the Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 22, 2006 and the Prospectus to which it relates, dated June 2, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

            1. Not applicable

            2. Not applicable

            3. Exhibits


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
1.1 Underwriting Agreement, dated February 22, 2006 between the Depositor and the Underwriter, relating to the Series 2006-HE1 Certificates.

4.1 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as servicer, master servicer and trust administrator, JPMorgan Chase Bank, National Association as servicer and U.S. Bank National Association as trustee (the "Trustee"), relating to the Series 2006-HE1 Certificates.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 23, 2006

                             MORTGAGE ASSET SECURITIZATION
                             TRANSACTIONS, INC.

                             By:    /s/ Glenn McIntyre
                                    --------------------------------------
                             Name:  Glenn McIntyre
                             Title: Director


                             By: /s/ Anthony Beshara
                                 --------------------------------------
                             Name:  Anthony Beshara
                             Title: Associate Director


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                                INDEX TO EXHIBITS
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   EXHIBIT NO.                         DESCRIPTION
   -----------                         -----------
1.1                  Underwriting  Agreement,  dated February 22, 2006
                     between  the  Depositor   and  the   Underwriter,
                     relating to the Series 2006-HE1 Certificates.


       4.1 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Wells Fargo Bank, N.A. as servicer, master servicer and trust administrator, JPMorgan Chase Bank, National Association as servicer and U.S. Bank National Association as trustee (the "Trustee"), relating to the Series 2006-HE1 Certificates.


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                                   Exhibit 1.1



                                   Exhibit 4.1